Supplement Dated January 19, 1996 to Prospectus Dated
          December 31, 1994.

                       FOR DELIVERY TO RESIDENTS OF NEW JERSEY

                                   ICAP FUNDS, INC.

                         ICAP Discretionary Equity Portfolio
                                ICAP Equity Portfolio

          Because the ICAP Discretionary Equity Portfolio and the ICAP Equity Portfolio (collectively, the "Portfolios") may purchase and sell options and futures contracts, the State of New Jersey believes that: "THESE ARE SPECULATIVE SECURITIES AND AN INVESTMENT IN THE PORTFOLIOS MAY INVOLVE SIGNIFICANT RISKS." The Portfolios may engage in specific types of options and futures transactions, sometimes referred to as derivative transactions, which involve specific risks. For more information regarding these transactions and their risks, please see "Investment Techniques and Risks - Options and Futures Transactions" in the Prospectus and "Investment Policies and Techniques - Hedging Strategies," in the Statement of Additional Information.